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                                                                   Exhibit 10.22

                   [Letterhead of Dynacs Engineering Co. Inc.]

                                 PROMISSORY NOTE

$110,000                                                      February 15, 1997

FOR VALUE RECEIVED, the undersigned, a Florida Corporation, promises to pay to the order of VENUGOPAL SRINIVASAN at 1528 Colony Ct., Palm Harbor, Florida, or at such other place as the Payee hereof may, from time to time, designate in writing, the principal sum of One Hundred Ten Thousand and No/100 Dollars ($110,000.00), with simple interest from the date hereof at the rate of 1% per month until maturity. All the principal shall be due and payable in full on February 15, 1998. Interest at the aforementioned rate shall be applied to any remaining unpaid principal and shall be due and payable on the 15th day of each month until maturity.

In the event of a default under this note, the undersigned shall pay all costs and expenses of collection including reasonable attorney's fees.

This indebtedness may be prepaid in part or in full at any time with interest to date of payment only.

This Note is not assignable by either the payee or the undersigned Maker.

This Note is to be construed and enforced according to the laws of the State of Florida.

                                        DYNACS ENGINEERING CO., INC.

                                     By /s/ Ramendra P Singh
                                        ----------------------------------
                                        Ramendra P Singh, President
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                   [Letterhead of Dynacs Engineering Co. Inc.]

                                 PROMISSORY NOTE

$110,000                                                       February 15, 1999

FOR VALUE RECEIVED, the undersigned, a Florida corporation, promises to pay to the order of VENUGOPAL SRINIVASAN at 1528 Colony Ct., Palm Harbor, Florida, or at such other place as the Payee hereof may, from time to time, designate in writing, the principal sum of One Hundred Ten Thousand and No/100 Dollars ($110,000.00), with simple interest from the date hereof at the rate of 1% per month until maturity. All the principal shall be due and payable in full on February 15, 2000. Interest at the aforementioned rate shall be applied to any remaining unpaid principal and shall be due and payable on the 15th day of each month until maturity.

In the event of a default under this note, the undersigned shall pay all costs and expenses of collection including reasonable attorney's fees.

This indebtedness may be prepaid in part or in full at any time with interest to date of payment only.

This Note is not assignable by either the payee or the undersigned Maker.

This Note is to be construed and enforced according to the laws of the State of Florida.

                                       DYNACS ENGINEERING CO., INC.


                                           By:/s/ Ramendra P. Singh
                                              ------------------------------
                                              Ramendra P. Singh, President
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                          AMENDMENT TO PROMISSORY NOTE

     This Amendment to Promissory Note (the "Amendment") dated August 14, 2000 by and between Dynacs Inc. (formerly known as Dynacs Engineering Co., Inc.)(the "Company") and Venugopal Srinivasan (the "Payee").

     Reference is made to that certain promissory note dated February 15, 1999 by and between the Company and Payee in the principal amount equal to $110,000 (the "Promissory Note").

     The parties agree that the Maturity of the Promissory Note shall be extended to August 15, 2000.

     All other terms and conditions of the Promissory Note shall remain in full force and effect.



                                        DYNACS INC.

                                        By: /s/ Ramendra P. Singh
                                           ------------------------------
                                           Ramendra P. Singh